Exhibit 10.29
             Amended Agreement of  2 / 8  the Investment Agreement (1)  f jff i#J-it a*'a Jti#J- -J,)( (1)  XM20160810-01-A1  Parties:Party A: Xiamen Torch Hi-Tech Industrial Development Zone Management Committee (hereinafter "Party A")I.fl ff : ll fl J<Je ffr ;ttF :Ir Jf £ 1K If tl ¾( " lfl71" )Party 8: Photronics Singapore Pte, Ltd. (hereinafter "Party B")l_; jf: Photronics Singapore Pte, Ltd: ( " l._;71" )Party C: DNP Asia Pacific Pte. Ltd. (hereinafter "Party C")W jj: ONP Asia Pacific Pte. Ltd. ( " W71" )Party D: Xiamen American Japan Photronics Mask Co., Ltd. (hereinafter "Party D" or the "Project Company")  T ff : Jl f7 S -t iU Jc• 1r N.0  ( " T jj " ],X. " JJi §I ¾ gJ " )  Party A, B, C and Dare collectively referred to as the "Parties".  Whereas:Party A and Party B already signed the Investment Agreement with an agreement number NO. XM20160810-01 (hereinafter the "Investment  Agreement"). To enhance the development of the integrated circuit industry, especially the development and expansion of photomask manufacturing for the integrated circuit industry, Party A welcomes Party C to join the Project Company, that Party B already set up in Xiamen. Party A will support Party D to alleviate the current financial difficulty. The Parties agree to amend the Investment Agreement (the "Amended Investment Agreement") as following:l-fljJ Z,jfE'.i iTT %JJ XM20160810-01 fijffi#J--Jt( "tif/f#-it" )o  Jl *• -F £M,# ¼JJ• -F Jt• F £M  -f;._ , If' -Ji'J.X W -Ji iJri A li -Ji ti ,T£ /J fl1 ± lJlt El ¾ o If' -;Jr ¥f # T -:Jr ;1_ , tu"  1/f ffiffiia JI lifJ ;t 1 i#Ji)(1i jw r c "i'b1t #-Lt " > :

             I. Subject to the agreements set forth in this Amended Investment Agreement, Party C confirms and acknowledges the content of the above-mentioned Investment Agreement, and promises to be binding by the Investment Agreement as amended hereby. Subject to the agreements set forth in this Amended Investment Agreement, the rights and obligations enjoyed and burdened by Party B in the Investment Agreement are amended effective as of the date of this amendment. Notwithstanding the above, if Party C is no longer a shareholder of Party D, Party C will have no continuing obligation or liability under the Investment Agreement as amended hereby from the date that Party C is no longer a shareholder of  Party D.  ***#1t#  . W:t # &•# Z. # * f  1 iT z:.=&  ·# f"JJ!{ o .ffi.%** Jt# z:. Jt, G:t-1£ itt-# J§J:*r  X *#it  - ili W:t  T:t  - z:. BB . * -  m - hz:.  .t.•*· W:t T:t.t.•*#i)(.Jffi:r x :tif.        II. The Parties agree to adjust Article I.a.iii and iv of the Investment Agreement as follows:"iii.Investment Amount: The Project Company shall make I Pl I I 1of investments. The total amount of the first tranche will bemillion, which includes a-- million registration capital. Party Band    Party C will assess the demand from ·    -andother a I I I I" I l"sd t , and subject to the        board approval of Party B, C and the shareholders' meeting's approval of Party D, the total investment amount will be increased te, I C I I T r incrementally, and, the registration capital will be increased tomillion incrementally."" iv. Revenues: Party D hereby covenants that it shall generate all its revenues and pay all its taxes within Party A's jurisdiction for all products manufactured by Party D within such jurisdiction, that Party D shall take steps to obtain permits required for the commencement of construction immediately after it is established, that Party D shall complete the construction and commence with production within Three (3) years, and Party D will use reasonable efforts to reach annual production capacity --      '.] I )  IS:dl    I  2 / 8  j -- Party D's  obtaining the industrial land."

             Ill.  3/8  The Parties agree that all the obligations under Article., l.b.i. and ii., Vb. and Vll.b. reference to Party 8 will solely be obligations of Party D as of and after the effective date of this Amendment. The Parties further agree that, upon execution of this Amendment, Article VII.e. will be deleted.  4*•( )&a-t*p -f G:1i  --¾•m(t)!az1R2,.E¾•CEl )a R-  5( § **l-1t-!#ti){.± z Jt ± r£J Th  -ff o 4 :t* - fo - . ***D,  &•-!#t - ¾ Eao  IV . The Parties agree to amend Article Va. of the Investment Agreement as follows:This Agreement is entered into and enforced in accordance ,with the- . relevant laws and regulations of the central government, the provincial government, the municipal government and the Hi-Tech Development Zone. To the extent that relevant policies governing this Agreement are amended due to the changes of the laws and/or regulations, the Parties agree to enforce this Agreement as amended accordingly. In the event that any amendment or change to the law causes a significant, material adverse impact on the operation of the Project Company, then Party 8 and Party C shall be authorized to liquidate and terminate Party D, which termination shall not be treated as a breach of this Agreement in accordance with PRC law; and if Party B and C chose to liquidate the Project Company in such inGjdence, Party A shall provide reasonable support to Party 8, Party C and the Project Company, provided that the above shall be in compliance with the relevant PRC laws and regulations.  4 - &- -E¾•c->a T-&:  * ••tp •m. •m. m **£  * •-*•  . ±# ffo* m ro  * •i*# l-  00£±  .4:t - ff s•rr  o *- -  -* ffitt  .G:1i W  T:t*ff #  .  *H $Al# OO*• • -  * .  §¾ili -  ½tp$A # OO **•*• • o  ,i,i  I .:Jt..1

   * §0 *fi •.,  3/8  - §0  w -tJt1# %J]Un,:t # o  V. The Parties agree to amend V.c. of the Investment Agreement to delete the second sentence and replace it with the following:  For avoidance of doubt, in the event that Party D sustains significant, sustained losses, then Party B and Party C shall be authorized to liquidate and terminate Party D, which termination shall not be treated as a breach of this Agreement in accordance with PRC law, provided that the above shall be in compliance with the relevant PRC laws and regulations.  t •n*•c ) •= w =  & . T • •*-# ffl . z w  T *fi  . Mt$A # oo*• m - #* *R,  ili -- ½ $A # OO ****m m o  VI. The Parties agree to delete Article I11.b.i. of the Investment Agreement, which means that Party A cancels and stops providing the subsidies for the interests that the Project Company incurs with respect to the bank loans of project finance used exclusively for the construction of the plants of Party D.  -- • *•c=) :t.1, , * §0  {5( /t] -f ;itr m:t.rJft El AAiiif W r & SkJ1-R ff 1#' #t :f1 J-, tJt1#1l· ffet a  VII.  The Parties agree to add an article with respect to "clean-room subsidies" as following:  Party D will make a great investment for the construction of clean-room in  Party A's governing area. The estimated construction ·  &bb&l I •   square meter, and the investment amount i I  I (£ 2 2 I ii1!0 (VAT  not included) . Party A agrees to provid every square meter to Party D for the clean-room which is built in Party A's area, and the total subsidies do not exceed ••--•-Application method: the subsidies will be paid once, after clean room is completed for construction and passed through the acceptance, Party D shall make an application for the clean-room subsides, and provide purchase orders and construction contracts related to the clean-room which are signed by Party D, clean-room acceptance report, payment certification from Party D (including Invoices and transfer vouchers) and special auditor's report which provided by the Accounting Firm specially for the clean room. After checking by Party A, the payment will be made in the next 10 working days

         upon Party A's approval. .:#-00.r·'it · Yx i. l•,rffe.& " :,1Jit:; j:r¾1 -a i ¥.   .,.,r,  ,.,,.....,.----  VIII.  The Parties hereto agree to add Article e under Article VI of the Investment Agreement to reflect the agreement of the Parties hereto that in the event of a breach of confidentiality of Article VI the party who breaches will be solely liable for such breach.  * - &•# IA* * IC ) . *R*IA****• T. * h  = *ffl* • o  MiscellaneousFor the avoidance of doubt, nothing in this Amended Investment Agreement will preclude Party D from outsourcing the manufacture of the products to third parties including its parent companies or affiliateshC- .ft• *• -#T- Th*m • i -½Th ¾ * ¾ )& oIf there is any inconsistency between the Investment Agreement and this Amended Investment Agreement, this Amended Investment Agreement shall prevail. If any matter is not aweed upon in this Amended Investment Agreement, it will be still performed in accordance with the Investment Agreement.  T- , W-*r-it:# il 7a 11L rJc#il p 1*f #-*11,  ti # **r1t:#1JJt1cti3tf# H o  (3) This Amended Investment Agreement has been entered into in four original copies. All four original copies shall be equally binding. The parties shall each maintain One (1) copy in the language of Chinese and English. All four copies shall take effect upon execution and stamping of seals. To the extent that there shall be conflicts between the Chinese and the English, the Chinese version shall control.  ..  'i1  j  -.I    4-,.i, '.!. • I  6/8

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                   [SIGNATURE AND SEAL PAGE][ Jnl  7  ..  Orl1XAuthorized Representative (signature): _ _ _ _ _ _ _ _ _ _ _ix.1·t c -16 ) : Date: - - - - - - - - - - - -  PARTY B: Photronics Singapore Pte, Ltd.  Or11XAuthorized Representative (signature): _  tl ,tx.1-t c  -16 ) :   Date:   PARTY C: DNP Asia Pacific Pte. Ltd.WJJ: DNP Asia Pacific Pte. Ltd.  -- ...L.L.l&!f..tn:l:... ---1  Legal Representative: -JJJ'MCLJt1 f<:A : ; MJi · Or

           Authorized Representative (signature): _ _ _ _ _ _ _ _ _ _¼tif>Z 1 * ( -t) : Date: - - - - - - - - - - -  8  PARTY D: Xiamen American JapT 7I : fl El -t- -€ JI:;iJ1r -0- €1Legal Representative: _ _ _ _ _ _ .....,..,.., _5¼ ;t 1\*A:Or:exAuthorized Representative (signature): _tx.1·t : ( ,t): - - - - - - - - -Date: BM: